Exhibit 21.1
List of Subsidiaries of American Homes 4 Rent and American Homes 4 Rent, L.P.

Below is a list of the subsidiaries of American Homes 4 Rent, which are not also subsidiaries of American Homes 4 Rent, L.P.

Entity	State of Incorporation

American Homes 4 Rent SFR, LLC	DE

ARPI REIT, LLC	DE

American Residential GP, LLC	DE

American Homes 4 Rent, L.P. (American Homes 4 Rent is the general partner of American Homes 4 Rent, L.P.)	DE

Below is a list of the subsidiaries of American Homes 4 Rent, L.P.

Entity	State of Incorporation

American Homes 4 Rent Management Holdings, LLC	DE

American Homes 4 Rent Management, LLC	DE

American Homes 4 Rent Properties One, LLC	DE

American Homes 4 Rent Properties Five, LLC	DE

American Homes 4 Rent Properties Seven, LLC	DE

American Homes 4 Rent Properties Eight, LLC	DE

American Homes 4 Rent TRS, LLC	DE

American Homes 4 Rent II, LLC	DE

AH4R Maintenance, LLC	DE

AH4R Management-AZ, LLC	DE

AH4R Management-CO, LLC	DE

AH4R Management-FL, LLC	DE

AH4R Management-GA, LLC	DE

AH4R Management-ID, LLC	DE

AH4R Management-IL, LLC	DE

AH4R Management-IN, LLC	DE

AH4R Management-KY, LLC	DE

AH4R Management-MS, LLC	DE

AH4R Management-NC, LLC	DE

AH4R Management-NM, LLC	DE

AH4R Management-OH, LLC	DE

AH4R Management-OR, LLC	DE

AH4R Management-SC, LLC	DE

AH4R Management-TN, LLC	DE

AH4R Management-TX, LLC	DE

AH4R Management-UT, LLC	DE

AH4R Management-WA, LLC	DE

AH4R Management-WI, LLC	DE

AH4R Properties, LLC	DE

Entity	State of Incorporation

AH4R Properties Two, LLC	DE

AH4R TN Properties Two, LLC	DE

AH4R-TN 3, LLC	DE

AH4R GP, LLC	DE

RJ American Homes 4 Rent One, LLC	DE

RJ American Homes 4 Rent Two, LLC	DE

New ARP GP, LLC	DE

American Residential Properties OP, L.P.	DE

American Residential Leasing Company, LLC	DE

ARP 2014-1 Borrower, LLC	DE

AMH 2014-1 Borrower, LLC	DE

AMH 2014-2 Equity Owner, LLC	DE

AMH 2014-2 Borrower GP, LLC	DE

AMH 2014-2 Borrower, L.P.	DE

AMH 2014-3 Equity Owner, LLC	DE

AMH 2014-3 Borrower GP, LLC	DE

AMH 2014-3 Borrower, L.P.	DE

AMH 2015-1 Equity Owner, LLC	DE

AMH 2015-1 Borrower GP, LLC	DE

AMH 2015-1 Borrower, L.P.	DE

AMH 2015-2 Equity Owner, LLC	DE

AMH 2015-2 Borrower GP, LLC	DE

AMH 2015-2 Borrower, L.P.	DE

AMH Roman Two AZ, LLC	DE

AMH Roman Two FL, LLC	DE

AMH Roman Two GA, LLC	DE

AMH Roman Two NC, LLC	DE

AMH Roman Two NV, LLC	DE

AMH Roman Two OR, LLC	DE

AMH Roman Two SC, LLC	DE

AMH Roman Two TN, LLC	DE

AMH Roman Two TX, LLC	DE

AMH Roman Two WA, LLC	DE

American Homes Investments, LLC	DE

American Homes Investments NC, LP	DE

American Homes Investments Two, LLC	DE

American Homes Investments Two NC, LP	DE

AHI Bell Lake, LLC	DE

AHI Borrower GP, LLC	DE

Entity	State of Incorporation

AHI Borrower, LP	DE

AHI Boyette Oaks, LLC	DE

AHI Equity Owner, LLC	DE

AHI NC GP, LLC	DE

AHI Two NC GP, LLC	DE

AMH 2020 Portfolio Z, LLC	DE

AMH 2020 Portfolio ZB, LLC	DE

AMH Addison Development, LLC	DE

AMH Arroyo Verde Development TRS, LLC	DE

AMH Blackstone Development TRS, LLC	DE

AMH Burlingame Development TRS, LLC	DE

AMH CA Properties, LP	DE

AMH Cedar Crossing Development TRS, LLC	DE

AMH Creekside Development, LLC	DE

AMH Davenport Development TRS, LLC	DE

AMH Development, LLC	DE

AMH Development Arizona GC TRS, LLC	DE

AMH Development Colorado GC TRS, LLC	DE

AMH Development Florida GC TRS, LLC	DE

AMH Development Florida GC, LLC	DE

AMH Development Georgia GC TRS, LLC	DE

AMH Development Georgia GC, LLC	DE

AMH Development Nevada GC TRS, LLC	DE

AMH Development North Carolina GC TRS, LLC	DE

AMH Development North Carolina GC, LLC	DE

AMH Development Ohio GC TRS, LLC	DE

AMH Development South Carolina GC TRS, LLC	DE

AMH Development South Carolina GC, LLC	DE

AMH Development Tennessee GC TRS, LLC	DE

AMH Development Tennessee GC, LLC	DE

AMH Development Utah GC TRS, LLC	DE

AMH Development Washington GC TRS, LLC	DE

AMH Development West GC, LLC	DE

AMH Escalera Development TRS, LLC	DE

AMH Franklin Goldmine Development TRS, LLC	DE

AMH Hawkes Landing Development, LLC	DE

AMH HB Avery Creek Borrower, LLC	DE

AMH HB Avery Creek Venture, LLC	DE

AMH HB Beckham Pointe Borrower, LLC	DE

Entity	State of Incorporation

AMH HB Beckham Pointe Venture, LLC	DE

AMH HB Big Buffalo Borrower, LLC	DE

AMH HB Big Buffalo Venture, LLC	DE

AMH HB Borrower GP, LLC	DE

AMH HB Braun's Addition Borrower, LLC	DE

AMH HB Braun's Addition Venture, LLC	DE

AMH HB Brentwood Borrower, LP	DE

AMH HB Brentwood Venture, LP	DE

AMH HB Cane Bay Wildcat Venture, LLC	DE

AMH HB Country Crossing Estates Borrower, LLC	DE

AMH HB Country Crossing Estates Venture, LLC	DE

AMH HB Daybreak Borrower, LLC	DE

AMH HB Daybreak Venture, LLC	DE

AMH HB Development Manager, LLC	DE

AMH HB Enclave at Madera Parc Borrower, LLC	DE

AMH HB Enclave at Madera Parc Venture, LLC	DE

AMH HB Equity Owner, LLC	DE

AMH HB Fountain Brooke Borrower, LLC	DE

AMH HB Fountain Brooke Venture, LLC	DE

AMH HB Hammock Oaks Borrower, LLC	DE

AMH HB Hammock Oaks Venture, LLC	DE

AMH HB Holleman Hills Borrower, LP	DE

AMH HB Holleman Hills Venture, LP	DE

AMH HB Investments, LLC	DE

AMH HB Kingdom Crest Borrower, LLC	DE

AMH HB Kingdom Crest Venture, LLC	DE

AMH HB Legend Oaks Borrower, LLC	DE

AMH HB Legend Oaks Venture, LLC	DE

AMH HB Leyden Ranch East Venture, LLC	DE

AMH HB Malone Place Borrower, LLC	DE

AMH HB Malone Place Venture, LLC	DE

AMH HB Riley Meadows Borrower, LP	DE

AMH HB Riley Meadows Venture, LP	DE

AMH HB Royal Firs Borrower, LLC	DE

AMH HB Royal Firs Venture, LLC	DE

AMH HB Ten Trails Borrower, LLC	DE

AMH HB Ten Trails Venture, LLC	DE

AMH HB Venture, LLC	DE

AMH HB Venture GP, LLC	DE

Entity	State of Incorporation

AMH HB Westbrook Lake Borrower, LLC	DE

AMH HB Westbrook Lake Venture, LLC	DE

AMH HB Wood Pointe Borrower, LLC	DE

AMH HB Wood Pointe Venture, LLC	DE

AMH HB Woodlake Preserve Venture, LLC	DE

AMH La Estancia Development TRS, LLC	DE

AMH Linda Vista Development TRS, LLC	DE

AMH Marshfield Development, LLC	DE

AMH Mountain Springs Development, LLC	DE

AMH NB Development Arbors at Valencia FL, LLC	DE

AMH NB Development Baker Creek OR, LLC	DE

AMH NB Development Bunton Creek TX, LLC	DE

AMH NB Development Centerra AZ, LLC	DE

AMH NB Development Chatham Walk FL, LLC	DE

AMH NB Development FL, LLC	DE

AMH NB Development Glen Meadows SC, LLC	DE

AMH NB Development Retreat at Holly Springs GA, LLC	DE

AMH NB Development Sunset Farms AZ, LLC	DE

AMH NB Development Talise de Culebra TX, LLC	DE

AMH NB Development Timber Creek FL, LLC	DE

AMH NB Development Vista Lake GA, LLC	DE

AMH NB Development WA, LLC	DE

AMH NC Development, LP	DE

AMH NC Development TRS, LP	DE

AMH NC Development TRS LP, LLC	DE

AMH NC Properties, L.P.	DE

AMH NC Properties Two, LP	DE

AMH Noisette Development TRS, LLC	DE

AMH North Maple Development TRS, LLC	DE

AMH NV Development, LLC	DE

AMH NV2 Development, LLC	DE

AMH NV3 Development, LLC	DE

AMH NV4 Development, LLC	DE

AMH NV5 Development, LLC	DE

AMH NV6 Development, LLC	DE

AMH NV7 Development, LLC	DE

AMH NV8 Development, LLC	DE

AMH NV9 Development, LLC	DE

AMH NV10 Development, LLC	DE

Entity	State of Incorporation

AMH NV11 Development, LLC	DE

AMH NV12 Development, LLC	DE

AMH NV13 Development, LLC	DE

AMH NV14 Development, LLC	DE

AMH NV15 Development, LLC	DE

AMH NV16 Development, LLC	DE

AMH NV17 Development, LLC	DE

AMH NV18 Development, LLC	DE

AMH NV19 Development, LLC	DE

AMH NV20 Development, LLC	DE

AMH NV21 Development, LLC	DE

AMH NV22 Development, LLC	DE

AMH NV23 Development, LLC	DE

AMH NV24 Development, LLC	DE

AMH NV25 Development, LLC	DE

AMH NV26 Development, LLC	DE

AMH NV27 Development, LLC	DE

AMH NV28 Development, LLC	DE

AMH Pimlico Development TRS, LLC	DE

AMH Portfolio Management - AZ, LLC	DE

AMH Portfolio Management - CO, LLC	DE

AMH Portfolio Management - FL, LLC	DE

AMH Portfolio Management - GA, LLC	DE

AMH Portfolio Management - ID, LLC	DE

AMH Portfolio Management - IL, LLC	DE

AMH Portfolio Management - IN, LLC	DE

AMH Portfolio Management - KY, LLC	DE

AMH Portfolio Management - MS, LLC	DE

AMH Portfolio Management - NC, LLC	DE

AMH Portfolio Management - NM, LLC	DE

AMH Portfolio Management - NV, LLC	DE

AMH Portfolio Management - OH, LLC	DE

AMH Portfolio Management - OR, LLC	DE

AMH Portfolio Management - SC, LLC	DE

AMH Portfolio Management - TN, LLC	DE

AMH Portfolio Management - TX, LLC	DE

AMH Portfolio Management - UT, LLC	DE

AMH Portfolio Management - WA, LLC	DE

AMH Portfolio Management - WI, LLC	DE

Entity	State of Incorporation

AMH Portfolio Management Holdings, LLC	DE

AMH Portfolio Z, LLC	DE

AMH Portfolio ZB, LLC	DE

AMH Produce Lane Development TRS, LLC	DE

AMH Remington Ranch Development TRS, LLC	DE

AMH Rivercross Development TRS, LLC	DE

AMH Robinson Tract Development, LLC	DE

AMH Siena Cove Development, LLC	DE

AMH Sterling Lakes Development TRS, LLC	DE

AMH TN Development, LLC	DE

AMH TX Development, LLC	DE

AMH TX Properties, LP	DE

AMH Verrado Development, LLC	DE

AMH Vesta 1 Investment, LLC	DE

AMH Victory Landing Development, LLC	DE